UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2005

RENAL CARE GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27640	62-1622383

(Commission File Number)	(IRS Employer Identification No.)

2525 West End Avenue, Suite 600, Nashville, Tennessee	37203

(Address of Principal Executive Offices)	(Zip Code)

(615) 345-5500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1 SLIDE PRESENTATION

Item 7.01 Regulation FD Disclosure

     Beginning on or about May 12, 2005, one or more officers of Renal Care Group will be involved in making slide presentations to investment analysts relating to Renal Care Group’s transaction with Fresenius Medical Care AG. The slide presentation contains, among other things, forward-looking information about Renal Care Group and its business. The slides that Renal Care Group will use in these presentations are attached to this Current Report on Form 8-K as Exhibit 99.1.

     Certain statements in the slide presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management’s expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed or implied by the forward-looking statements, including risks related to: our dependence on payments from private insurers for our profits; changes in the Medicare and Medicaid programs; reductions in reimbursement for the drug Epogen; increases in the price of Epogen or shortages of Epogen; changes in clinical practices; compliance with health care and other applicable laws; the integration of acquired businesses; competition; changes in the health care delivery, financing or reimbursement systems; and our substantial debt. These and other factors affecting Renal Care Group are discussed in more detail in Renal Care Group’s reports filed with the Securities and Exchange Commission, including without limitation, Renal Care Group’s annual report on Form 10-K for the year ended December 31, 2004.

     The information in this current report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This current report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. Renal Care Group undertakes no duty to update the information in this report.

     In connection with the proposed transaction with Fresenius Medical Care AG, Renal Care Group plans to file with the SEC and mail to its shareholders a proxy statement that will contain information about Renal Care Group, Fresenius Medical Care AG, the proposed merger and related matters. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement and a proxy card from Renal Care Group by mail, shareholders will also be able to obtain the proxy statement, as well as other filings containing information about Renal Care Group, without charge, from the SEC’s website (http://www.sec.gov) or, without charge, from Renal Care Group.

     Renal Care Group and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Renal Care Group’s shareholders with respect to the proposed merger. Fresenius Medical Care AG may also be deemed a participant in such solicitation. Information regarding Renal Care Group’s executive officers and directors is available in Renal Care Group’s proxy statement, dated April 28, 2005, for its 2005 annual meeting of shareholders. Information regarding any interests that Renal Care Group’s executive officers and directors may have in the transaction with Fresenius Medical Care AG will be set forth in the proxy statement that Renal Care Group intends to file with the SEC in connection with the proposed merger.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Slide presentation to be used at analyst meetings starting May 12, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renal Care Group, Inc.
By:	/s/ David M. Dill
David M. Dill
Executive Vice President and Chief Financial Officer

Dated: May 12, 2005

EXHIBIT INDEX

Exhibit 99.1

99.1	Slide presentation to be used at analyst meetings starting May 12, 2005.